EATON VANCE GREATER CHINA GROWTH FUND
Supplement to Summary Prospectus dated January 1, 2021

Based on a recommendation from Eaton Vance Greater China Growth Fund’s (the “Fund”) investment adviser, Boston Management and Research (“BMR”), the Board of Trustees (“Board”) of the Fund has approved (i) the termination of the investment sub-advisory agreement with the current sub-adviser to the Fund, BMO Global Asset Management (Asia) Limited (“BMO GAM (Asia)”); (ii) the appointment of a new sub-adviser, Morgan Stanley Investment Management Company (“MSIM Company”), to manage the Fund’s assets, and the related investment sub-advisory agreement; and (iii) an amendment to the Investment Advisory Agreement between the Fund and BMR to lower the contractual investment advisory fee at current asset levels to coincide with the implementation of the new sub-advisory agreement. These changes will be effective on or about October 1, 2021.

As a result, the following changes are effective October 1, 2021:

1.	The following replaces “Fees and Expenses of the Fund”:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary when they buy and hold shares of the Fund, which are not reflected below. You may qualify for a reduced sales charge on purchases of Class A shares if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix A – Financial Intermediary Sales Charge Variations in this Prospectus. More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 18 of this Prospectus and page 22 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	1.00%	None
1.
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees(1)	0.90%	0.90%	0.90%
Distribution and Service (12b-1) Fees(2)	0.25%	1.00%	None
Other Expenses	0.35%	0.35%	0.35%
Total Annual Fund Operating Expenses	1.50%	2.25%	1.25%
(1)	Management Fees reflect a fee reduction to the Fund’s investment advisory agreement effective October 1, 2021, and Management Fees have been restated to reflect the fees as if the Fund’s revised advisory fee was in effect for the Fund’s last fiscal year.
(2)	Distribution and Service (12b-1) Fees reflect a fee reduction to the Fund’s Distribution Plan for Class A shares effective October 1, 2021, and Distribution and Service (12b-1) Fees have been restated to reflect the fees as if the Class A shares revised Distribution and Service (12b-1) Fee was in effect for the Fund’s last fiscal year.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the operating expenses remain the same and that any expense reimbursement arrangement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$719	$1,022	$1,346	$2,263	$719	$1,022	$1,346	$2,263
Class C shares	$328	$703	$1,205	$2,396	$228	$703	$1,205	$2,396
Class I shares	$127	$397	$686	$1,511	$127	$397	$686	$1,511

2.	The following replaces “Management”:

Investment Adviser. Boston Management and Research (“BMR”).

Investment Sub-Adviser. Morgan Stanley Investment Management Company (“MSIM Company”).

Portfolio Managers

Amay Hattangadi, Managing Director of MSIM Company, has managed the Fund since October 1, 2021.

Leon Sun, Managing Director of Morgan Stanley Asia Limited, has managed the Fund since October 1, 2021.

In rendering investment advisory services to the Fund, the Sub-Adviser uses the portfolio management, research and other resources of Morgan Stanley Asia Limited, a foreign (non-U.S.) affiliate of MSIM Company that is not registered under the 1940 Act, and may provide services to the Fund through this “participating affiliate” arrangement, as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser.

August 26, 2021	39460 8.26.21